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                                                                  EXHIBIT 10.4.2


                         AMENDMENT NO. 2 AND JOINDER TO
                             STOCKHOLDERS' AGREEMENT


         AMENDMENT NO. 2 AND JOINDER (the "AMENDMENT AND JOINDER"), dated December 30, 1998 and effective as of November 23, 1998, by and among Allied Riser Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII"), Lawrence Equity Group, L.L.C., a California limited liability company ("LEG"), Norwest Venture Partners VII, L.P., a Minnesota limited partnership ("Norwest"), and ANDA Partnership, an Illinois general partnership ("ANDA" and, collectively with the Company, EGI-ARC, TP, CWF, EVW, LEG and Norwest, the "PARTIES"), to that certain Stockholders' Agreement, as amended by Amendment No.1 thereto, (the "STOCKHOLDERS' AGREEMENT"), dated as of November 5, 1998, by and among the Company, EGI-ARC, TP and the other persons identified therein. All terms not otherwise defined herein shall have the meanings given such terms in the Stockholders' Agreement.

         WHEREAS, the Company, EGI-ARC, TP and the other persons identified therein have entered into the Stockholders' Agreement and desire to amend the Stockholders' Agreement as provided herein;

         WHEREAS, Section 5.3 of the Stockholders' Agreement permits amendment of the Stockholders' Agreement by a written instrument signed by (i) the Company, (ii) holders of not less than fifty percent (50%) of the outstanding Preferred Stock, and (iii) Stockholders holding not less than fifty percent (50%) of the total number of shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents then held by all Stockholders;

         WHEREAS, EGI-ARC, TP, CWF, EVW, CIII and LEG collectively hold in excess of fifty percent (50%) of the total number of shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents held by all Stockholders as of the date hereof and accordingly can, together with the Company, enter into this Amendment and Joinder;

         WHEREAS, EGI-ARC, TP, CWF, EVW, CIII and LEG desire that each of Norwest and ANDA become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder, and each of Norwest and ANDA desires to become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder, as provided herein;

         WHEREAS, Section 4.6 of the Stockholders' Agreement permits holders of a majority of the outstanding shares of Preferred Stock to designate any purchaser of newly issued Preferred Stock as a "Financial Sponsor" for all purposes under the Stockholders Agreement;

         WHEREAS, EGI-ARC, TP, CWF, EVW, CIII and LEG, together hold a majority of the outstanding shares of Preferred Stock outstanding and accordingly can designate additional Financial Sponsors pursuant to and for all purposes under the Stockholders' Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree to amend the Stockholders' Agreement as follows:

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         1. Amendment.

                  a. The date "November 5" appearing in the definition of "Transfer" in the eighth line of Section 1.1(32) is hereby deleted and replaced with the date "November 23."


                  b. Section 3.1 of the Stockholders' Agreement is hereby amended by replacing the third sentence of such Section with the following new sentences:

                  "As long as either of EGI-ARC and TP hold Equity Securities which, calculated on an "as converted" basis, represent 10% or more of the ARC Holdings Common Stock, each shall have the right, at its discretion, to nominate two (2) Board members. As long as any of CWF, EVW or CIII (collectively, or individually) holds Equity Securities which, calculated on an "as converted" basis, represent 10% or more of the ARC Holdings Common Stock, any of CWF, EVW or EIII shall have the right, at their discretion, to nominate on behalf of CWF, EVW and EIII collectively, one (1) Board member. As long as Norwest holds Equity Securities which, calculated on an "as converted" basis, represent 10% or more of the ARC Holdings Common Stock, Norwest shall have the right, at its discretion, to nominate one (1) Board member."

                  c. Section 4 of the Stockholders' Agreement is hereby amended by adding a new Section 4.9, as follows:

                  "Section 4.9  SBIC Matters.

                           (1) Cooperation of Financial Sponsors. Each Financial Sponsor agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of that certain letter agreement between the Company and Norwest dated as of the date hereof, regarding small business matters (the "Small Business Sideletter"), including without limitation, voting to approve amending the Certificate of Incorporation, the Company's by-laws or this Agreement in a manner reasonably acceptable to the Financial Sponsors and Norwest or any Regulated Holder (as defined in the Small Business Sideletter) entitled to make such request pursuant to the Small Business Sideletter in order to remedy a Regulatory Problem (as defined in the Small Business Sideletter). Anything contained in this Section 4.9 to the contrary notwithstanding, no Financial Sponsor shall be required under this Section 4.9 to take any action that would adversely affect in any material respect such Financial Sponsor's rights under this Agreement or as a Stockholder of the Company.

                           (2) Covenant Not to Amend. The Company and each Financial Sponsor agree not to amend or waive the voting or other provisions of the Certificate of Incorporation, the Company's by-laws or this Agreement if such amendment or waiver would cause any Regulated Holder to have a Regulatory Problem (as defined in the Small Business Sideletter). Norwest agrees to notify the Company as to whether or not it would have a Regulatory Problem promptly after Norwest has notice of such amendment or waiver. "

                  d. Each address for notice as set forth in Section 5.2 of the Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:


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                  "(1)     Notice Address for the Company:

                           Allied Riser Communications Holdings, Inc.
                           10 S. Wacker, Suite 3425
                           Chicago, Il 60606
                           Fax: (312) 454-4081
                           Attention: President

                           and:

                           Allied Riser Communications Holdings, Inc.
                           700 North Pearl Street, Suite 200
                           Dallas, Texas 75201
                           Fax: (214) 855-5905
                           Attention: Chief Financial Officer

                           With a copy to:

                           Crouch & Hallet, LLP
                           717 N. Harwood, Suite 1400
                           Dallas, Texas 75201
                           Fax: (214) 922-4193
                           Attention: Timothy R. Vaughan

                  (2)      Notice Address for EGI-ARC:

                           EGI-ARC Investors, L.L.C.
                           c/o EGI Corporate Investments
                           Two North Riverside Plaza, Suite 600
                           Chicago, Illinois 60606
                           Fax: (312) 575-7024
                                (312) 454-9678
                           Attention
                           to each of: Donald Liebentritt, and
                                       William T. White III

                           With a copy to:

                           Rosenberg & Liebentritt, P.C.
                           Two North Riverside Plaza, Suite 1600
                           Chicago, Illinois 60606
                           Fax: (312) 454-0335
                           Attention: Jon Wasserman


                  (3)      Notice Address for TP:

                           Telecom Partners II, L.P.
                           6400 South Fiddlers Green Circle, Suite 720
                           Englewood, Colorado 80111
                           Fax: (303) 874-1110


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                           Attention: Steve Schovee

                           With a copy to:

                           Holland & Hart LLP
                           555 Seventeenth Street, Suite 3200
                           Denver, Colorado 80202
                           Fax: (303) 295-8261
                           Attention:  Michael S. Quinn

                  (4)      Notice Address for CWF, EVW or CIII:

                           c/o Crescendo Venture
                           Management L.L.C.
                           800 LaSalle Avenue, Suite 2250
                           Minneapolis, Minnesota  55402
                           Fax: (612) 607-2801
                           Attention:  David Spreng

                           With a copy to:

                           Messerli & Kramer
                           1800 Fifth Street Tower
                           150 S. Fifth Street
                           Minneapolis, MN  55402
                           Fax: (612) 672-3777
                           Attention:  Kevin Spreng


                  (5)      Notice Address for LEG:

                           Lawrence Equity Group, LLC
                           C/o Joseph Sperske
                           3615 Country Club Terrace
                           Danville, California  94506
                           Fax: (415) 398-7499
                           Attention:  Joseph Sperske


                  (6)      Notice Address for Norwest:


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                           Norwest Venture Partners VI, L.P.
                           40 William Street, Suite 305
                           Wellesley, MA 02481-3902
                           Fax: (781) 237-6270
                           Attn: Blair Whitaker

                           With a copy to:

                           Edwards & Angell, LLP
                           101 Federal Street
                           Boston, Massachusetts 02110
                           Fax: (617) 439-4170
                           Attention: Leonard Q. Slap

                  (7)      Notice Address for ANDA:

                           ANDA Partnership
                           Two North Riverside Plaza
                           Chicago, Il 60606
                           Fax: (312) 466-3700
                           Attention: Mark Slezak

                           With a copy to:

                           Rosenberg & Liebentritt, P.C.
                           Two North Riverside Plaza, Suite 1600
                           Chicago, Illinois 60606
                           Fax: (312) 454-0335
                           Attention: Jon Wasserman

         d. Section 5.6 of the Stockholders' Agreement is hereby amended by deleting clause (ii) thereof and replacing it with the following:

                  "(ii) each Financial Sponsor shall be entitled to assign or delegate, as the case may be, any of its rights and obligations hereunder to a permitted transferee of any Equity Securities by such Financial Sponsor and no transferee other than a permitted transferee shall succeed to any of the rights or benefits provided for in this Agreement."


         2. Designation and Joinder. (a) EGI-ARC, TP, CWF, EVW, CIII and LEG hereby designate each of Norwest and ANDA as a "Financial Sponsor" for all purposes under the Stockholders' Agreement, entitled to all of the rights and subject to all of the obligations attendant thereunder to that status. Each of Norwest and ANDA hereby consents and agrees to such designation, and further agrees that upon execution of this Amendment and Joinder, it shall become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders Agreement as a "Financial Sponsor" thereunder as though originally a party as a "Financial Sponsor" thereunder.


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         (b) The execution and delivery of this Amendment and Joinder shall be deemed to constitute "written notice to the Company" of the designation set forth in Section 2(a) above, in satisfaction of such requirement of Section 4.6 of the Stockholders' Agreement.

         3. Certain Other Agreements. To the extent not otherwise prohibited by the Stockholders' Agreement, EGI-ARC, TP, CWF, EVW, LEG and Norwest hereby agree that as among each other the following shall be deemed added to the Stockholders' Agreement:

                  (a) at the end of the last sentence of Section 2.4, "that are identical in all material respects as those to which the Selling Stockholders are party in connection with such Transfer."

                  (b) at the end of the first sentence of Section 5.3, ", provided, further however, that no such amendment shall treat any holder of Preferred Stock, or such holder's rights with respect to the Company, differently in any material respect than the other holders of Preferred Stock approving such amendment, without the written consent of such holder of Preferred Stock and provided further, however, that notwithstanding the foregoing, (i) any holder of Preferred Stock may transfer its rights to appoint a member of the Board of Directors to any other party hereto without the consent of any other party hereto and (ii) no amendment may be made to Article III hereof so as to reduce the number of members to the Board that a party hereto may nominate or remove without the consent of such party."

To the extent not otherwise inconsistent with the Stockholders' Agreement, EGI-ARC, TP, CWF, EVW, LEG and Norwest hereby further agree to vote their shares of ARC Common Stock to give effect to the intent of the foregoing paragraphs.

4. Miscellaneous.

         (a) Reaffirmation. Except as expressly modified hereby, the Parties hereby reaffirm each and every provision set forth in the Stockholders' Agreement and, except as modified hereby, the Parties acknowledge and agree that each provision and obligation therein continues in full force and effect. References to the "Agreement" in the Stockholders' Agreement shall hereinafter be deemed to mean such agreement as amended by this Amendment and Joinder.

         (b) Additional Provisions. Sections 5.1, 5.9, 5.10, 5.11 and 5.12 of the Stockholders' Agreement are hereby incorporated by reference into this Amendment and Joinder, mutatis mutandis.

         (c) Counterparts. This Amendment and Joinder may be executed in one or more counterparts, each of which shall be deemed an original but both of which together will constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment and
Joinder to the Stockholders' Agreement as of the date first above written.



                                   ALLIED RISER COMMUNICATIONS HOLDINGS, INC.


                                   By: /s/ DAVID H. CRAWFORD
                                      ------------------------------------------
                                   Name:  David H. Crawford
                                   Title: Chief Executive Officer


                                   EGI-ARC INVESTORS, L.L.C.

                                   By:      GAMI Investments, Inc., its Managing
                                            Member


                                            By: /s/ DON LIEBENTRITT
                                               ---------------------------------
                                            Name:    Don Liebentritt
                                            Title:   Vice President


                                   TELECOM PARTNERS II, L.P.

                                   By:      Telecom Management II, L.L.C., its
                                            General  Partner

                                            By: /s/ STEPHEN W. SCHOVEE
                                               ---------------------------------
                                            Name: Stephen W. Schovee
                                            Title: Managing Member


                                   CRESCENDO WORLD FUND, LLC

                                   By:      Crescendo Ventures World Fund, LLC,
                                            its General Partner

                                            By: /s/ R. DAVID SPRENG
                                               ---------------------------------
                                            Name: R. David Spreng
                                            Title: Managing Partner


                                   EAGLE VENTURES WF, LLC

                                   By: /s/ R. DAVID SPRENG
                                      ------------------------------------------
                                   Name: R. David Spreng
                                   Title: Managing Partner




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                                   CRESCENDO III, L.P.

                                   By:      Crescendo Ventures III, LLC, its
                                            General Partner


                                            By: /s/ R. David Spreng
                                               ---------------------------------
                                            Name: R. David Spreng
                                            Title: Managing Partner


                                   LAWRENCE EQUITY GROUP, L.L.C.


                                   By: /s/ JOSEPH A. SPERSKE
                                      ------------------------------------------
                                   Name: Joseph A. Sperske
                                   Title: Vice President and Managing Member


                                   NORWEST VENTURE PARTNERS VII, L.P.

                                   By:      Itasca VC Partners VII, LLP, its
                                            General Partner

                                   By: /s/ BLAIR WHITAKER
                                      ------------------------------------------
                                   Name: Blair Whitaker
                                   Title: Partner


                                   ANDA PARTNERSHIP, an Illinois general
                                   partnership

                                   By:      Ann Only Trust, an Illinois trust

                                   By: /s/ MARK SLEZAK
                                      ------------------------------------------
                                   Name: Mark Slezak
                                   Title: Co-Trustee

                                   By:      Ann and Descendants Trust, an
                                            Illinois trust

                                   By: /s/ MARK SLEZAK
                                      ------------------------------------------
                                   Name: Mark Slezak
                                   Title: Co-Trustee